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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Registration Statement of Portfolio Boost III, L.P. on Form SB-2 of our reports dated October 15, 1998, appearing in Exhibit C and Exhibit D of the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



Roth & Company, P.C.
Des Moines, Iowa


/s/Roth & Company, P.C.
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November 16, 1998